VIA EDGAR

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549-0506

Re:	Separate Account VA C

File No. 811-09503, CIK 0001034621

Rule 30b2-1 Filing

Commissioners:

As required by Rule 30d-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA C, a unit investment trust registered under the Act, recently mailed to its contract owners the annual reports for the following underlying management investment companies: Transamerica Series Trust, AIM Variable Insurance Funds, AllianceBernstein Variable Products Series Fund, Inc., Janus Aspen Series, MFS® Variable Insurance Trust, Fidelity Variable Insurance Products Fund and Franklin Templeton Variable Insurance Products Trust. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

Pursuant to Rule 30d-1 under the Act:

•	On 3/1/10, Transamerica Series Trust, filed its annual report with the Commission via EDGAR (CIK: 0000778207);

•	On 2/26/10, AIM Variable Insurance Funds filed its annual report with the Commission via EDGAR (CIK: 0000896435);

•	On 2/22/10, AllianceBernstein Variable Products Series Fund, Inc. filed its annual report with the Commission via

EDGAR (CIK: 0000825316);

•	On 2/26/10, Janus Aspen Series filed its annual report with the Commission via EDGAR (CIK: 0000906185);

•	On 3/1/10, MFS® Variable Insurance Trust filed its annual report with the Commission via EDGAR (CIK: 0000825316);

Securities and Exchange Commission

•	On 2/26/10 , Fidelity Variable Insurance Products Fund filed its annual report with the Commission via EDGAR

(CIK: 0000356494; 0000831016; 0000927384).

•	On 3/1/10, Franklin Templeton Variable Insurance Products Trust filed its annual report with the Commission via EDGAR

(CIK: 0000837274).

To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Darin D. Smith

Darin D. Smith, Vice President

Transamerica Life Insurance Company